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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      July 28, 1998
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                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


           DELAWARE                       000-24387              52-2080967
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


       84 INVERNESS CIRCLE EAST
         ENGLEWOOD, COLORADO                                        80112
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number:  (303) 706-0800
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Former name or former address, if changed since last report:  Not Applicable
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                         NAVIGANT INTERNATIONAL, INC.

                                  FORM 8-K/A

                                 JULY 28, 1998

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(c)  Exhibits

2.1 Stock Purchase Agreement dated July 28, 1998 by and among Navigant International, Inc., Professional Travel Corporation, Arrington Travel Center, Inc. and Michael B. Arrington. Portions of Exhibit B and C to
     Exhibit 2.1 have been omitted and filed separately with the Commission. The Schedules to Exhibit 2.1, which have been deemed not material, are not filed herein. The Registrant agrees to furnish supplementally a copy of the Schedules to Exhibit 2.1 to the Commission upon request.

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                                  SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Date:  October 27, 1999.


                                        NAVIGANT INTERNATIONAL, INC.
                                        a Delaware corporation


                                        BY:  /s/  Robert C. Griffith
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                                           Name:  Robert C. Griffith
                                           Title: Chief Financial Officer
                                                  and Treasurer
                                                  (Principal Financial and
                                                   Accounting Officer)

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